Exhibit 10.60

                                                           EXECUTION COUNTERPART


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT


              AMENDMENT NO. 2, dated as of March 15, 2002, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies ("XL CAPITAL"), X.L. AMERICA, INC., a Delaware corporation ("XL AMERICA"), XL INSURANCE (BERMUDA) LTD (formerly XL Insurance Ltd), a Bermuda limited liability company ("XL Insurance"), XL EUROPE LTD, a company incorporated under the laws of Ireland ("XL EUROPE"), and XL RE LTD, a Bermuda limited liability company ("XL RE" and, together with XL Capital, XL America, XL Insurance and XL Europe, each a "BORROWER" and each a "GUARANTOR" and, collectively, the "BORROWERS" and the "GUARANTORS"; the Borrowers and the Guarantors being collectively referred to as the "OBLIGORS"), each of the lenders that is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS") and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

              The Obligors, the Lenders and the Administrative Agent are parties to an Agreement dated as of June 29, 2001, as amended as of September 26, 2001 (the "AGREEMENT"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrowers in an aggregate principal amount not exceeding $500,000,000. The Obligors, the Lenders and the Administrative Agent wish to amend the Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

              Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 2, terms defined in the Agreement are used herein as defined therein.

              Section 2. AMENDMENTS. Effective as provided in Section 4 below, the Agreement is hereby amended as follows:

              2.01. References in the Agreement (including references to the Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby.

              2.02. Section 6.01 is hereby amended to read in its entirety as follows:

              "SECTION 6.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. Each Borrower will furnish to the Administrative Agent and each Lender:

              (a) within 135 days after the end of each fiscal year of each such Borrower except


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT for XL America (but in the case of XL Capital, within 100 days after the end of each fiscal year of XL Capital), the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Borrower and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year (if such figures were already produced for such corresponding period or periods) (it being understood that delivery to the Lenders of XL Capital's Report on Form 10-K filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (a) to deliver the annual financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (a)), all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL Re) SAP, as the case may be, consistently applied;

              (b) by June 15 of each year, (i) an unaudited consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of XL America and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of XL America as presenting fairly in all material respects the financial condition and results of operations of XL America and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) audited statutory financial statements for each insurance subsidiary of XL America reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such audited consolidated financial statements present fairly in all material respects the financial condition and results of operations of such insurance subsidiaries in accordance with SAP, consistently applied;

              (c) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of such Borrower, the consolidated balance sheet and related statements of


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT operations, stockholders' equity and cash flows of such Borrower and its consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of such Borrower as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL Re) SAP, as the case may be, consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that delivery to the Lenders of XL Capital's Report on Form 10-Q filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph
       (c) to deliver the quarterly financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (c));

              (d) concurrently with any delivery of financial statements under clause (a), (b) or (c) of this Section, a certificate signed on behalf of each Borrower by a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.03, 7.05, 7.06 and 7.07 and
       (iii) stating whether any change in GAAP or (in the case of XL Europe, XL Insurance, XL Re and any insurance subsidiary of XL America) SAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

              (e) concurrently with any delivery of financial statements under clauses (a) and (b)(ii) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

              (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Borrower or any of its respective Subsidiaries with the SEC, or any Governmental Authority succeeding to any


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT or all of the functions of said Commission, or with any U.S. or other securities exchange, or distributed by such Borrower to its shareholders generally, as the case may be;

              (g) concurrently with any delivery of financial statements under clause (a), (b) or (c) of this Section, a certificate of a Financial Officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (i) the aggregate book value of assets which are subject to Liens permitted under
       Section 7.03(g) and the aggregate book value of liabilities which are subject to Liens permitted under Section 7.03(g) (it being understood that the reports required by paragraphs (a), (b) and (c) of this Section shall satisfy the requirement of this clause (i) of this paragraph (g) if such reports set forth separately, in accordance with GAAP, line items corresponding to such aggregate book values) and (ii) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital; and

              (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of XL Capital or any of its Subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request."

              2.03. Schedule V is hereby deleted and replaced with Schedule V attached to this Amendment No. 2 and the reference to "as of the date hereof" in the first sentence of Section 4.13 is amended to read "as of September 30, 2001."

              Section 3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties set forth in Article IV of the Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 2) and as if each reference in said Article IV to "this Agreement" includes reference to this Amendment No. 2 and (ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

              Section 4. CONDITIONS PRECEDENT. The amendments to the Agreement set forth in Section 2 above shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

              4.01. EXECUTION BY ALL PARTIES. This Amendment No. 2 shall have been executed and delivered by each of the Obligors and the Required Lenders.

              4.02. OTHER DOCUMENTS. Receipt by the Administrative Agent of such other documents as the Administrative Agent or special New York counsel to JPMorgan Chase Bank reasonably request.

              Section 5. MISCELLANEOUS. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 2 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Administrative Agent may have under the Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Agreement. XL Capital shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 2. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.



                                  X.L. AMERICA, INC.,
                                  as a Borrower and a Guarantor


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  XL INSURANCE (BERMUDA) LTD,
                                  as a Borrower and a Guarantor


                                  By:
                                     -------------------------------------------
                                     Name:  Christopher Coelho
                                     Title: SVP, Chief Financial Officer


                                  XL EUROPE LTD,
                                  as a Borrower and a Guarantor


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  XL RE LTD,
                                  as a Borrower and a Guarantor


                                  By:
                                     -------------------------------------------
                                     Name:  John W. Hume
                                     Title: EVP & Chief Financial Officer


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

              IN WITNESS WHEREOF, XL Capital has caused this Amendment No. 2 to be duly executed as a Deed by an authorized officer as of the day and year first above written.

                                  EXECUTED AS A DEED by XL CAPITAL LTD,
                                  as a Borrower and a Guarantor



                                  ----------------------------------------------
                                  witness


                                  By:
                                     -------------------------------------------
                                     Name:  Brian M. O'Hara
                                     Title: President & CEO

                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT
                                       7

                                  LENDERS


                                  JPMORGAN CHASE BANK
                                  Individually and as Administrative Agent


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  CITIBANK, N.A.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  MELLON BANK, N.A.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BANK OF AMERICA, N.A.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

                                  BANK ONE, NA


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BARCLAYS BANK PLC


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

                                  DEUTSCHE BANK AG
                                  New York and/or Cayman Islands Branches


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  FLEET NATIONAL BANK


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

                                  LLOYDS TSB BANK PLC


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF BERMUDA LIMITED


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  ABN AMRO BANK N.V., LONDON BRANCH


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

                                  BANCO SANTANDER CENTRAL HISPANO, S.A.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  COMERICA BANK


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  FIRST UNION NATIONAL BANK


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  NATIONAL WESTMINSTER BANK PLC


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

                                  STATE STREET BANK AND TRUST COMPANY


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT
                                       13